____________________________________________________________________________
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549
                             ---------------------

                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 March 1, 2001

                       (Date of earliest event reported)

                             ---------------------

                                EASYRIDERS, INC.

             (Exact name of registrant as specified in its charter)


     Delaware                                      001-14509                                  33-0811505
     --------                                      ---------                                  ----------
(State or other jurisdiction of           (Primary Standard Industrial                      (I.R.S. Employer
     incorporation or                     Classification Code Number)                     Identification No.)
       organization)


                              28210 Dorothy Drive
                        Agoura Hills, California  91301
                                 (818) 889-8740
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


    J. Robert Fabregas, Chief Executive Officer and Chief Financial Officer
                                Easyriders, Inc.
                              28210 Dorothy Drive
                        Agoura Hills, California  91301
                            (818) 889-8740, ext. 548
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
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Item 6.  Resignation of Directors.
         ------------------------

     On March 1, 2001, John Martin resigned as a director and as the company's Chairman of the Board. Concurrently, the three other directors designated by Mr. Martin under a 1998 Shareholder Agreement, Daniel Gallery, Wayne Knyal, and William Prather, also resigned. Following this action, the remaining directors elected Joseph Teresi, a director, the company's largest shareholder and CEO of its principal subsidiary, Paisano Publications, to serve as the new Chairman. The current board of directors, comprised of Messrs. Joseph Teresi, John Corrigan, Stewart Gordon and Joseph Jacobs, has not yet acted to replace any of these resigning directors, as is permitted by the company's bylaws.

     Mr. Martin is the founding Chairman of Easyriders, Inc., having assumed this position as a result of the Reorganization of September, 1998, which created Easyriders as the parent company of Paisano and M&B Restaurants, LC dba El Paso Bar-B-Que Company. Previously, the company announced the sale of El Paso Bar-B-Que Company in October, 2000, to a unit of Culinary Holdings, Inc., a private restaurant operations company controlled by Mr. Martin. In furtherance of these resignations, the company also announced that the original shareholder agreement of September, 1998, by which Mr. Martin and Mr. Teresi each agreed to designate four directors, has been terminated by mutual agreement.

     None of the resigning directors resigned because of a disagreement with the company on any matter relating to the company's operations, policies, or practices.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

  Exhibit 6.1  John Martin Termination Agreement dated March 1, 2001

  Exhibit 6.2  Stock Purchase Agreement dated March 1, 2001

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                         EASYRIDERS, INC.



                                     By:      /s/ J. Robert Fabregas
                                              -------------------------------
                                     Name:    J. Robert Fabregas
                                     Title:   Chief Executive Officer
                                              Chief Financial Officer

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